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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549


                                 FORM 8-K

                               CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934


                                Date of Report
                      (Date of earliest event reported):
                                March 13, 2006


                      THE BANK OF NEW YORK COMPANY, INC.
                      ----------------------------------
            (exact name of registrant as specified in its charter)


                                   NEW YORK
                                   --------
                (State or other jurisdiction of incorporation)


                 001-06152                          13-2614959
                 ---------                          ----------
       (Commission file number)      (I.R.S. employer identification number)


        One Wall Street, New York, NY                10286
        -----------------------------                -----
   (Address of principal executive offices)        (Zip code)


                                  212-495-1784
                                  ------------
                        (Registrant's telephone number,
                              including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01   Entry into a Material Definitive Agreement
            ------------------------------------------

On March 13, 2006, the Compensation and Organization Committee (the "Committee") of the Company's Board of Directors took certain actions relating to the compensation of the Company's executive officers.

Setting of Performance Criteria for Cash Bonuses for 2006 under Annual Incentive Plan

The Committee established target amounts and performance criteria for cash bonuses that certain employees, including the named executive officers, are eligible to earn for 2006 under the Company's Management Incentive Compensation Plan ("2006 MICP Bonuses"). Participants are eligible to earn bonuses for 2006 ranging from 0% to 150% of bonus amounts targeted for them depending on whether and to what extent net income and other relevant strategic goals approved by the Committee are attained.

Award of Performance Shares under Stock Incentive Plan

The Committee also approved the award of Performance Shares to certain officers, including the named executive officers, under the Company's 2003 Long-Term Incentive Plan. The Performance Shares may be settled only in shares of the Company's Common Stock. The number of shares of Common Stock, if any, that recipients of Performance Share awards will receive in relation to such awards may range from 0% to 200% of the award based upon the extent to which the Company attains return on equity (75% weighting) and earnings per share (25% weighting) goals established by the Committee for the two year cycle beginning on January 1, 2006 and ending on December 31, 2007 and the three-year cycle beginning on January 1, 2006 and ending on December 31, 2008, each as adjusted for total shareholder return over each performance cycle relative to the S&P 500 Financials Index.





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                                   SIGNATURE
                                   ---------



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: March 17, 2006

                                       THE BANK OF NEW YORK COMPANY, INC.
                                       (Registrant)


                                       By:  /s/ Thomas J. Mastro
                                       -------------------------
                                       Name:   Thomas J. Mastro
                                       Title:  Comptroller